CAPSTEAD MORTGAGE CORPORATION                                       EXHIBIT 28.1
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  28-FEB-99
MASTER SERVICING DIVISION


DEAL REFERENCE                                           93-2A               93-2B               93-2C              93-2D
                                                      --------------     --------------      --------------     --------------
BEGINNING SECURITY BALANCE                            $34,859,587.73     $25,978,064.89      $89,897,329.23     $57,014,146.65
  Loans Repurchased                                          --                 --                  --                 --
  Scheduled Principal Distribution                         45,116.20          32,821.24          124,800.40         403,932.49
  Additional Principal Distribution                         6,847.22         153,033.60           52,277.74          70,826.21
  Liquidations Distribution                             1,389,812.75       1,011,121.06        1,779,895.45       1,792,462.59
  Accelerated Prepayments                                    --                 --                  --                 --
  Adjustments (Cash)                                         --                 --                  --                 --
  Adjustments (Non-Cash)                                     --                 --                  --                 --
  Losses/Foreclosures                                        --                 --                  --                 --
  Special Hazard Account                                     --                 --                  --                 --
                                                      --------------     --------------      --------------     --------------
                  Ending Security Balance             $33,417,811.56     $24,781,088.99      $87,940,355.64     $54,746,925.36
                                                      ==============     ==============      ==============     ==============
INTEREST DISTRIBUTION:
Due Certificate Holders                                  $214,750.05        $161,827.54         $547,131.80        $317,642.94
Compensating Interest                                       4,221.26            --                 3,595.07           5,725.90

  Trustee Fee (Tx. Com. Bk.)                                  392.17             324.71            1,123.72             712.68
  Pool Insurance Premium (PMI Mtg. Ins.)                     --                 --                  --                 --
  Pool Insurance (GE Mort. Ins.)                            8,436.02           7,455.71             --                9,179.28
  Pool Insurance (United Guaranty Ins.)                      --                 --                  --                 --
  Backup for Pool Insurance (Fin. Sec. Assur.)               --                 --                  --                 --
  Special Hazard Insurance (Comm. and Ind.)                 1,655.83             777.17             --                 --
  Bond Manager Fee (Capstead)                                 551.94             436.71            1,123.72             831.46
  Excess Compensating Interest (Capstead)                    --                3,860.60             --                 --
  Administrative Fee (Capstead)                               944.12              (0.11)           3,745.76           1,781.66
  Administrative Fee (Other)                                 --                 --                  --                 --
  Excess-Fees                                                --                 --                  --                 --
  Special Hazard Insurance (Aetna Casualty)                  --                 --                  --                 --
  Other                                                      --               (1,444.38)            --                 --
                                                      --------------     --------------      --------------     --------------
                  Total Fees                               11,980.08          11,410.41            5,993.20          12,505.08
                                                      --------------     --------------      --------------     --------------
 Servicing Fee                                             11,346.91           8,118.03           23,482.46          16,006.79
 Interest on Accelerated Prepayments                         --                 --                  --                 --
                                                      --------------     --------------      --------------     --------------
                  Total Interest Distribution            $242,298.30        $181,355.98         $580,202.53        $351,880.71
                                                      ==============     ==============      ==============     ==============
LOAN COUNT                                                       132                 95                 336                256
WEIGHTED AVERAGE PASS-THROUGH RATE                          7.537828           7.608014            7.351411           6.806076

CAPSTEAD MORTGAGE CORPORATION                                       EXHIBIT 28.1
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  28-FEB-99
MASTER SERVICING DIVISION


DEAL REFERENCE                                           93-2E.A            93-2E.B            93-2F               93-2G
                                                      --------------     --------------     --------------     ---------------
BEGINNING SECURITY BALANCE                            $37,247,987.58     $99,920,494.71     $37,016,268.74     $135,004,116.94
  Loans Repurchased                                          --                 --                 --                  --
  Scheduled Principal Distribution                        254,843.92         130,264.87          47,397.74          183,935.00
  Additional Principal Distribution                        39,436.62          27,900.53          17,888.77           48,844.58
  Liquidations Distribution                                67,895.01       3,104,662.33       1,354,582.44        4,830,591.77
  Accelerated Prepayments                                    --                 --                 --                  --
  Adjustments (Cash)                                         --                 --                 --                  --
  Adjustments (Non-Cash)                                     --                 --                 --                  --
  Losses/Foreclosures                                        --                 --                 --                  --
  Special Hazard Account                                     --                 --                 --                  --
                                                      --------------     --------------     --------------     ---------------
                  Ending Security Balance             $36,885,812.03     $96,657,666.98     $35,596,399.79     $129,940,745.59
                                                      ==============     ==============     ==============     ===============
INTEREST DISTRIBUTION:
Due Certificate Holders                                  $207,069.42        $584,718.80        $209,881.57         $797,043.38
Compensating Interest                                          31.08           7,554.32            --                 9,181.60

  Trustee Fee (Tx. Com. Bk.)                                  403.52           1,082.47             462.74            1,518.80
  Pool Insurance Premium (PMI Mtg. Ins.)                    8,194.56          21,982.51          10,623.69             --
  Pool Insurance (GE Mort. Ins.)                             --                 --                 --                  --
  Pool Insurance (United Guaranty Ins.)                      --                 --                 --                  --
  Backup for Pool Insurance (Fin. Sec. Assur.)               --                 --                 --                  --
  Special Hazard Insurance (Comm. and Ind.)                  --                 --                1,107.44             --
  Bond Manager Fee (Capstead)                                 465.60           1,249.01             616.94            1,687.55
  Excess Compensating Interest (Capstead)                    --                 --                5,418.69             --
  Administrative Fee (Capstead)                             1,319.25           3,538.97              (0.07)           5,625.35
  Administrative Fee (Other)                                 --                 --                 --                  --
  Excess-Fees                                                --                 --                 --                  --
  Special Hazard Insurance (Aetna Casualty)                  --                 --                 --                  --
  Other                                                      --                 --                   (0.02)            --
                                                      --------------     --------------     --------------     ---------------
                  Total Fees                               10,382.93          27,852.96          18,229.41            8,831.70
                                                      --------------     --------------     --------------     ---------------
 Servicing Fee                                             10,460.94          25,827.07          11,943.88           33,684.76
 Interest on Accelerated Prepayments                         --                 --                 --                  --
                                                      --------------     --------------     --------------     ---------------
                  Total Interest Distribution            $227,944.37        $645,953.15        $240,054.86         $848,741.44
                                                      ==============     ==============     ==============     ===============
LOAN COUNT                                                       167                344                130                 495
WEIGHTED AVERAGE PASS-THROUGH RATE                           6.67205           7.112933           6.999637            7.166226

CAPSTEAD MORTGAGE CORPORATION                                       EXHIBIT 28.1
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  28-FEB-99
MASTER SERVICING DIVISION


DEAL REFERENCE                                           93-2H.1            93-2H.2             93-2I               93-2I.1
                                                      --------------     --------------      --------------      --------------
BEGINNING SECURITY BALANCE                            $27,068,588.56     $19,569,883.92      $22,901,918.12      $19,079,944.43
  Loans Repurchased                                          --                  --                                     --
  Scheduled Principal Distribution                         32,805.62          23,730.54           27,469.86           21,727.30
  Additional Principal Distribution                         7,737.59           3,565.56            2,185.55           49,407.86
  Liquidations Distribution                               673,169.90       1,179,150.94          859,369.50          836,442.04
  Accelerated Prepayments                                    --                 --                  --                  --
  Adjustments (Cash)                                         --                 --                    (4.47)            --
  Adjustments (Non-Cash)                                     --                 --                  --                  --
  Losses/Foreclosures                                        --                 --               456,754.40             --
  Special Hazard Account                                     --                 --                  --                  --
                                                      --------------     --------------      --------------      --------------
                  Ending Security Balance             $26,354,875.45     $18,363,436.88      $21,556,143.28      $18,172,367.23
                                                      ==============     ==============      ==============      ==============
INTEREST DISTRIBUTION:
Due Certificate Holders                                  $154,689.84        $118,928.32         $141,491.96         $117,660.04
Compensating Interest                                                           --                  --                  --

  Trustee Fee (Tx. Com. Bk.)                                  338.36             244.64              286.29              238.49
  Pool Insurance Premium (PMI Mtg. Ins.)                     --                 --                  --                  --
  Pool Insurance (GE Mort. Ins.)                            7,958.17           5,616.56            6,511.74            5,609.51
  Pool Insurance (United Guaranty Ins.)                      --                 --                  --                  --
  Backup for Pool Insurance (Fin. Sec. Assur.)               --                 --                  --                  --
  Special Hazard Insurance (Comm. and Ind.)                  --                 --                  --                  --
  Bond Manager Fee (Capstead)                                --                 --                 1,158.40             --
  Excess Compensating Interest (Capstead)                   2,309.90             777.31              973.85            1,445.11
  Administrative Fee (Capstead)                             1,127.89             205.72              121.91              794.99
  Administrative Fee (Other)                                 --                 --                  --                  --
  Excess-Fees                                                --                 --                  --                  --
  Special Hazard Insurance (Aetna Casualty)                   701.53             585.49              685.14              494.49
  Other                                                      --                   (0.16)              (0.16)            --
                                                      --------------     --------------      --------------      --------------
                  Total Fees                               12,435.85           7,429.56            9,737.17            8,582.59
                                                      --------------     --------------      --------------      --------------
 Servicing Fee                                              8,458.88           6,115.64            7,156.85            5,962.47
 Interest on Accelerated Prepayments                         --                 --                  --                  --
                                                      --------------     --------------      --------------      --------------
                  Total Interest Distribution            $175,584.57        $132,473.52         $158,385.98         $132,205.10
                                                      ==============     ==============      ==============      ==============
LOAN COUNT                                                       105                 62                  90                  78
WEIGHTED AVERAGE PASS-THROUGH RATE                          6.857683           7.340213            7.525521            7.400024

CAPSTEAD MORTGAGE CORPORATION                                       EXHIBIT 28.1
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  28-FEB-99
MASTER SERVICING DIVISION


DEAL REFERENCE                                           93-2I.2            1995-A             1996-A             1996-B
                                                      --------------     --------------     --------------     --------------
BEGINNING SECURITY BALANCE                            $27,522,108.17     $41,427,990.45     $34,789,807.25     $69,241,743.28
  Loans Repurchased                                          --                 --                 --                 --
  Scheduled Principal Distribution                         30,347.04          42,510.81          43,528.19          79,581.17
  Additional Principal Distribution                         2,012.15          40,021.14           6,389.74          13,344.36
  Liquidations Distribution                             1,131,025.90       1,061,274.19       1,141,724.21       1,916,001.08
  Accelerated Prepayments                                    --                 --                 --                 --
  Adjustments (Cash)                                         --                 --                 --                 --
  Adjustments (Non-Cash)                                     --                 --                 --                 --
  Losses/Foreclosures                                        --                 --                 --                 --
  Special Hazard Account                                     --                 --                 --                 --
                                                      --------------     --------------     --------------     --------------
                  Ending Security Balance             $26,358,723.08     $40,284,184.31     $33,598,165.11     $67,232,816.67
                                                      ==============     ==============     ==============     ==============
INTEREST DISTRIBUTION:
Due Certificate Holders                                  $166,425.02        $248,980.58        $196,751.90        $405,950.45
Compensating Interest                                        --                 --                 --                 --

  Trustee Fee (Tx. Com. Bk.)                                  344.03             345.24             434.87             865.52
  Pool Insurance Premium (PMI Mtg. Ins.)                    7,942.42            --                 --               18,712.58
  Pool Insurance (GE Mort. Ins.)                             --               15,535.50          10,019.46            --
  Pool Insurance (United Guaranty Ins.)                      --                 --                 --                 --
  Backup for Pool Insurance (Fin. Sec. Assur.)              1,414.16            --                 --                1,739.01
  Special Hazard Insurance (Comm. and Ind.)                  --                 --                 --                 --
  Bond Manager Fee (Capstead)                                --                 --                 --                 --
  Excess Compensating Interest (Capstead)                   3,376.68           4,999.06           3,379.38           4,033.94
  Administrative Fee (Capstead)                             1,146.74           1,060.32           1,449.64           2,885.10
  Administrative Fee (Other)                                 --                 --                 --                 --
  Excess-Fees                                                --                 --                 --                 --
  Special Hazard Insurance (Aetna Casualty)                   823.37             949.39             797.27           2,002.24
  Other                                                      --                 --                 --                 --
                                                      --------------     --------------     --------------     --------------
                  Total Fees                               15,047.40          22,889.51          16,080.62          30,238.39
                                                      --------------     --------------     --------------     --------------
 Servicing Fee                                              8,600.68          12,946.19           9,686.16          20,350.96
 Interest on Accelerated Prepayments                         --                 --                 --                 --
                                                      --------------     --------------     --------------     --------------
                  Total Interest Distribution            $190,073.10        $284,816.28        $222,518.68        $456,539.80
                                                      ==============     ==============     ==============     ==============
LOAN COUNT                                                       115                192                128                240
WEIGHTED AVERAGE PASS-THROUGH RATE                          7.256349           7.211952            6.78653           7.035359

CAPSTEAD MORTGAGE CORPORATION                                       EXHIBIT 28.1
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  28-FEB-99
MASTER SERVICING DIVISION


DEAL REFERENCE                                           1996-C.1           1996-C.2           1996-C.3
                                                      --------------     --------------     --------------
BEGINNING SECURITY BALANCE                            $13,349,553.97     $24,241,033.29     $24,443,442.58
  Loans Repurchased                                          --                 --                 --
  Scheduled Principal Distribution                         13,285.31          27,166.56          23,786.23
  Additional Principal Distribution                           371.82           2,466.50           3,144.11
  Liquidations Distribution                               319,022.00            --              592,495.20
  Accelerated Prepayments                                    --                 --                 --
  Adjustments (Cash)                                         --                 --                 --
  Adjustments (Non-Cash)                                     --                 --                 --
  Losses/Foreclosures                                        --                 --                 --
  Special Hazard Account                                     --                 --                 --
                                                      --------------     --------------     --------------
                  Ending Security Balance             $13,016,874.84     $24,211,400.23     $23,824,017.04
                                                      ==============     ==============     ==============
INTEREST DISTRIBUTION:
Due Certificate Holders                                   $83,442.26        $151,518.17        $142,496.95
Compensating Interest                                        --                 --                 --

  Trustee Fee (Tx. Com. Bk.)                                  166.87             202.01             203.70
  Pool Insurance Premium (PMI Mtg. Ins.)                     --                 --                 --
  Pool Insurance (GE Mort. Ins.)                            3,844.67            --                 --
  Pool Insurance (United Guaranty Ins.)                      --                 --                9,105.18
  Backup for Pool Insurance (Fin. Sec. Assur.)               --                 --                 --
  Special Hazard Insurance (Comm. and Ind.)                  --                 --                 --
  Bond Manager Fee (Capstead)                                --                 --                5,298.58
  Excess Compensating Interest (Capstead)                     565.28            --                2,668.55
  Administrative Fee (Capstead)                               667.51             504.98             971.85
  Administrative Fee (Other)                                 --                 --                 --
  Excess-Fees                                                --                 --                 --
  Special Hazard Insurance (Aetna Casualty)                   305.93            --                  706.82
  Other                                                      --                 --                 --
                                                      --------------     --------------     --------------
                  Total Fees                                5,550.26             706.99          18,954.68
                                                      --------------     --------------     --------------
 Servicing Fee                                              4,171.76           5,611.03           7,638.57
 Interest on Accelerated Prepayments                         --                 --                 --
                                                      --------------     --------------     --------------
                  Total Interest Distribution             $93,164.28        $157,836.19        $169,090.20
                                                      ==============     ==============     ==============
LOAN COUNT                                                        59                106                108
WEIGHTED AVERAGE PASS-THROUGH RATE                          7.500678            7.50058           7.255714